SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant    X

Filed by a Party other than the Registrant

Check the appropriate box:

	Preliminary Proxy Statement		   	Confidential,
For Use of the
	Commission Only (as Permitted by
			Rule 14a-6(e)(2))

 X	Definitive Proxy Statement

	Definitive Additional Materials

	Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

CHIEF CONSOLIDATED MINING COMPANY (FILE # 1-1761)

	(Name of Registrant as Specified in Its Charter)

	(Name of Person(s) Filing Proxy Statement, if Other
Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      X    	No fee required	(Vote on Directors and
Accountants Only)

   	Fee computed on table below per Exchange Act
	Rules 14-a6(i)(1) and 0-11.

	(1) Title of each class of securities to which transaction applies:
	COMMON STOCK; PREFERRED STOCK

	(2)Aggregate number of securities to which transaction applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
					N\A

	(4)  Proposed maximum aggregate value of transaction:
					N\A

	(5)  Total fee paid:
					N\A

      	Fee paid previously with preliminary materials.